UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
May 31, 2007

PINNACLE AIRLINES CORP.

(Exact Name of Registrant as Specified in Charter)

(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation or organization)	File Number)	Identification No.)
Delaware	001-31898	03-0376558

(Address of principal executive offices)		(Zip Code)
1689 Nonconnah Blvd, Suite 111 Memphis, TN		38132

Registrant’s telephone number, including area code
(901) 348-4100

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On May 31, 2007, Philip H. Trenary, President and Chief Executive Officer, and Peter D. Hunt, Vice President and Chief Financial Officer, of Pinnacle Airlines Corp. (the “Company”), presented certain information about the Company at Calyon Securities.
The presentation slides are available under “Presentations” in the “Investor Relations” section of the Company’s website at www.pncl.com.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP.
(Registrant)

By:	/s/ Peter D. Hunt

Peter D. Hunt
Vice President and Chief Financial Officer
June 1, 2007